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Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002


         In connection with the Quarterly Report of Royal Bancshares ("Royal") on form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Joseph P. Campbell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Royal as of the dates and for the periods expressed in the Report.

                                                 /s/ Joseph P. Campbell
                                                 ----------------------
                                                 Chief Executive Officer